SPECIMEN






No. ______________						Shares
____________________




INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SMITH BARNEY CONCERT SERIES INC. - HIGH GROWTH PORTFOLIO

 Class Z Common Stock, Par Value $.001


THIS CERTIFIES that ________________ is the owner of ________________________fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________
	_________________________
								President


								__________________________
								Secretary












The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


TEN COM
as tenants in common


TEN ENT
as tenants by the entireties


JT TEN
as joint tenants with right of
survivorship and not as tenants in
common


UNIF GIFT MIN ACT
_______Custodian______ (Minor)
under Uniform Gifts to Minors Act
(State)





PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________

For value received, the undersigned hereby sells, assigns and transfers unto
______________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _____________________________________________________________________

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on

 the books of the within-named Corporation with full power of substitution in the premises.


Dated: _____________________			________________________
							In the presence of



NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.





SPECIMEN






No. ______________						Shares
____________________




INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SMITH BARNEY CONCERT SERIES INC. -  GROWTH PORTFOLIO

 Class Z  Common Stock, Par Value $.001


THIS CERTIFIES that __________________is the owner of ____________________fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________
	_________________________
								President


								__________________________
								Secretary












The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


TEN COM
as tenants in common


TEN ENT
as tenants by the entireties


JT TEN
as joint tenants with right of
survivorship and not as tenants in
common


UNIF GIFT MIN ACT
(Cust.) Custodian (Minor) under
Uniform Gifts to Minors Act (State)





PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________

For value received, the undersigned hereby sells, assigns and transfers unto
______________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _____________________________________________________________________

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on

 the books of the within-named Corporation with full power of substitution in the premises.


Dated: _____________________			________________________
							In the presence of



NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever



SPECIMEN






No. ______________						Shares
____________________




INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SMITH BARNEY CONCERT SERIES INC. - BALANCED PORTFOLIO

 Class Z Common Stock, Par Value $.001


THIS CERTIFIES that ___________________ is the owner of ________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________
	_________________________
								President


								__________________________
								Secretary












The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


TEN COM
as tenants in common


TEN ENT
as tenants by the entireties


JT TEN
as joint tenants with right of
survivorship and not as tenants in
common


UNIF GIFT MIN ACT
(Cust.) Custodian (Minor) under
Uniform Gifts to Minors Act (State)





PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________

For value received, the undersigned hereby sells, assigns and transfers unto
______________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _____________________________________________________________________

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on

 the books of the within-named Corporation with full power of substitution in the premises.


Dated: _____________________			________________________
							In the presence of



NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever



SPECIMEN






No. ______________						Shares
____________________




INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SMITH BARNEY CONCERT SERIES INC. - INCOME PORTFOLIO

 Class Z Common Stock, Par Value $.001


THIS CERTIFIES that _______________________ is the owner of ____________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________
	_________________________
								President


								__________________________
								Secretary












The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


TEN COM
as tenants in common


TEN ENT
as tenants by the entireties


JT TEN
as joint tenants with right of
survivorship and not as tenants in
common


UNIF GIFT MIN ACT
(Cust.) Custodian (Minor) under
Uniform Gifts to Minors Act (State)





PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________

For value received, the undersigned hereby sells, assigns and transfers unto
______________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _____________________________________________________________________

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on

 the books of the within-named Corporation with full power of substitution in the premises.


Dated: _____________________			________________________
							In the presence of



NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever



SPECIMEN






No. ______________						Shares
____________________




INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SMITH BARNEY CONCERT SERIES INC. - CONSERVATIVE PORTFOLIO

 Class Z Common Stock, Par Value $.001


THIS CERTIFIES that ____________________is the owner of _______________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________
	_________________________
								President


								__________________________
								Secretary












The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


TEN COM
as tenants in common


TEN ENT
as tenants by the entireties


JT TEN
as joint tenants with right of
survivorship and not as tenants in
common


UNIF GIFT MIN ACT
(Cust.) Custodian (Minor) under
Uniform Gifts to Minors Act (State)





PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________

For value received, the undersigned hereby sells, assigns and transfers unto
______________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _____________________________________________________________________

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

_____________________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on

 the books of the within-named Corporation with full power of substitution in the premises.


Dated: _____________________			________________________
							In the presence of



NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.